                                                                    Exhibit 10.1

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted text has been marked with a triple asterisk (`***') and has been filed separately with the Securities and Exchange Commission.

                                 Amendment No.12

                    TO THE A319/A320/A321 PURCHASE AGREEMENT

                          dated as of October 31, 1997

                                     between

                                 AVSA, S.A.R.L.,

                                       And

                             US AIRWAYS GROUP, INC.

This Amendment No. 12 (hereinafter referred to as the "Amendment") entered into as of March 29, 2003, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, FRANCE (hereinafter referred to as the "Seller"), and US Airways Group, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its executive offices located at 2345 Crystal Drive, Arlington, VA 22227, U.S.A. (hereinafter referred to as the "Buyer");

WITNESSETH :

WHEREAS, the Buyer and the Seller entered into an Airbus A319/A320/A321 Purchase Agreement, dated as of October 31, 1997, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A319, A320 and A321 model aircraft (the "Aircraft"), which agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of June 10, 1998, Amendment No. 2 dated as of January 19, 1999, Amendment No. 3 dated as of March 31, 1999, Amendment No. 4 dated as of August 31, 1999, Amendment No. 5 dated as of October 29, 1999, Amendment No. 6 dated as of April 19, 2000, Amendment No. 7 dated as of June 29, 2000, Amendment No. 8 dated as of November 27, 2000, Amendment No. 9 dated as of December 29, 2000, Amendment No. 10 dated as of April 9, 2001, Amendment No. 11 dated as of July 17, 2002 and as the same is hereby amended, is hereinafter called the "Agreement."





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

WHEREAS, the Buyer and the Seller have agreed to cancel the order for certain Aircraft, and reschedule the delivery of certain other Aircraft and to amend certain provisions of the Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

1.       ***

         ***
         ***

2.       DELIVERY

2.1      At the request of the Buyer, the Buyer and the Seller agree to ***
         ***

2.2 As a consequence of Paragraphs 1, and 2.1 above, the delivery schedule for Aircraft set forth in the Agreement is hereby deleted and replaced with Appendix A to this Amendment which incorporates Paragraphs 1 and
         2.1 above.

3.       TERMINATION

         The provisions of Clause 21.1.1 (6) are hereby deleted and replaced with the following:

         QUOTE

         (6) The Buyer is in default of its obligation to make any Predelivery Payment pursuant to Clause 6.2 of this Agreement *** following the Seller's written notice to the Buyer to cure such default.

         UNQUOTE

4.       EFFECT OF AMENDMENT

         The provisions of this Amendment are binding on both parties upon execution hereof. The Agreement will be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this

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

         Amendment.

         Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

5.       ASSIGNMENT

         This Amendment and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.3 and 19.4 of the Agreement will apply to this Amendment only to the extent this Amendment addresses matters that may be assigned in such Subclauses, and the terms of Subclauses 19.5 and
         19.6 of the Agreement will apply to this entire Amendment.

6.       GOVERNING LAW

         THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT WILL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

7.       COURT APPROVALS

         The parties acknowledge and agree that the effectiveness of this Amendment, including, for the avoidance of doubt, any letter agreements hereto, is subject to and expressly conditioned upon assumption of the A319/A320/A321 Purchase Agreement as amended pursuant to the First Amended Joint Plan of Reorganization of US Airways Group, Inc. and its Affiliated Debtors and Debtors-in-Possession, as modified (the "Plan"), which Plan was confirmed by the United States Bankruptcy Court for the Eastern District of Virginia (the "Court") in the pending bankruptcy proceedings of US Airways Group, Inc. et al, as debtors (Case No. 02-83984-SSM) on March 18, 2003, which assumption shall occur as of the Effective Date of the Plan.

8.       COUNTERPARTS

         This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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

         If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will constitute part of the Agreement.

         Agreed and accepted                    Yours sincerely,

         US AIRWAYS GROUP, INC.                 AVSA, S.A.R.L.


         By: /s/ Jeffery A. McDougle            By: /s/ Marie-Pierre Merle-Beral


         Its: Vice President-Finance and       Its: Chief Executive Officer
              Treasurer
                                      4/5

                          Exhibit A to Amendment No. 12

                    to the A319/A320/A321 Purchase Agreement

                          dated as of October 31, 1997

***


                                      5/5

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted text has been marked with a triple asterisk (`***') and has been filed separately with the Securities and Exchange Commission.

                             LETTER AGREEMENT NO. 1

                    To Amendment No. 12 dated March 29, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re: Miscellaneous

Ladies and Gentlemen:

US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into Amendment No. 12, dated as of even date herewith (the "Amendment"), to the Airbus A319/A320/A321 Purchase Agreement dated as of October 31, 1997 as amended from time to time (the "Agreement"), which Agreement covers among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

                                      1/6

1.       ***

         The Buyer and the Seller agree to amend the terms of *** pursuant to the Agreement as follows:

         (i)    The number of ***.

         (ii)   ***

         (iii)  The Buyer's rights with respect to any ***.

         (iv)   The Seller will ***.

2.       Additional Aircraft

         The Buyer and the Seller agree to reduce by a total of sixty-three (63) the number of Additional Aircraft under the Agreement, thereby leaving no Additional Aircraft. The Buyer and the Seller have no further rights and/or obligations with respect to Additional Aircraft.

3.       ***

         The Buyer and the Seller hereby agree that the provisions in respect of ***.


4.       ***

         The Buyer and the Seller hereby agree that the provisions of the Agreement in respect of the *** are no longer in force or effect. Any and all provisions relating to *** are hereby deleted and replaced with the new provisions of Paragraph 2 of Letter Agreement No. 2 to the Amendment dated as of the date hereof.

5.       A320 Aircraft Considerations

         The parties hereby agree that the provisions of Paragraph 4 of Amendment No. 4 to the Agreement are hereby cancelled and are no longer in force or effect. For avoidance of doubt, the parties hereto acknowledge and agree that the provisions of Paragraph 5 of Amendment No. 4 remain in full force and effect, that the ***.

6.       ***

         ***.




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

7.       Other Aircraft Transaction

         Subject to the Buyer and the Seller concluding an agreement as of the date hereof whereby Seller will cause to be manufactured and will sell and deliver to the Buyer and the Buyer will buy and take delivery of a total of ten (10) A330-200 aircraft, the Buyer hereby requests and the Seller agrees that *** in the said agreement between the Buyer and the Seller, such agreement to be documented in Amendment No. 6 to the A330/A340 Purchase Agreement dated as of November 24, 1998 between the Buyer and the Seller.

8.       ***

8.1      ***

8.2 Clause 6.2.2.1 of the Agreement is deleted and replace with the following:

         QUOTE

         6.2.2.1 Predelivery Payments for the Aircraft will be paid according to the following schedule:

                  Payment Date                Percentage of Predelivery Payment
                                              Reference Price or Dollar Amount

                  ***                         ***


                  ***

         UNQUOTE

9.       ***

9.1      ***

9.2 The Buyer may at any time request from the Seller, and the Seller will provide to the Buyer as soon as possible, confirmation of the then prevailing Airbus catalogue price of any standard airframe which is the subject of this Agreement.

10.      CONVERSION RIGHTS

         Notwithstanding any provisions in the Agreement to the contrary, the Conversion Right provisions of Paragraph 1 in Letter Agreement No. 4 to the Agreement remain in effect for



                                      3/6
         each Aircraft on firm order as of the date hereof.

11.      ***

11.1     ***

11.2     ***

11.3     ***

11.4     ***

11.5 Paragraphs 6.2 and 6.3 of Letter Agreement No. 1 to Amendment No. 11 to the Agreement are hereby deleted and replaced with the following:

         QUOTE

         6.2   ***

         UNQUOTE

12.      ***

         ***

13.      ***

         ***

14.      ASSIGNMENT

         This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 13 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.3 and 19.4 of the Agreement will apply to this Letter Agreement only to the extent this Letter Agreement addresses matters that may be assigned in such Subclauses, and the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this entire Letter Agreement.

 15.     COUNTERPARTS

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

         This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                              Very truly yours,

                                              AVSA, S.A.R.L.


                                              By:   /s/ Marie-Pierre Merle-Beral

                                              Its:  Chief Executive Officer

                                              Date:  March 29, 2003

         Accepted and Agreed

         US Airways Group, Inc.

         By:   /s/ Jeffery A. McDougle

         Its:  Vice President-Finance and Treasurer

         Date: March 29, 2003



                       Exhibit 1 to Letter Agreement No. 1
                    To Amendment No. 12 dated March 29, 2003

         ***



                                      5/6

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted text has been marked with a triple asterisk (`***') and has been filed separately with the Securities and Exchange Commission.

                             LETTER AGREEMENT NO. 2

                    To Amendment No. 12 dated March 29, 2003

US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re: ***

Ladies and Gentlemen:

US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into Amendment No. 12, dated as of even date herewith (the "Amendment"), to the Airbus A319/A320/A321 Purchase Agreement dated as of October 31, 1997 as amended from time to time (the "Agreement"), which Agreement covers among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in the said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.       ***

1.1      ***

                                      1/3

1.2      ***

1.3      ***

1.4      ***

1.5      ***

2.       ***

2.1      ***

3.       ***

         ***

4.       ASSIGNMENT

         This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.3 and 19.4 of the Agreement will apply to this Letter Agreement only to the extent this Letter Agreement addresses matters that may be assigned in such Subclauses, and the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this entire Letter Agreement.

5.       COUNTERPARTS

         This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                              Very truly yours,

                                              AVSA, S.A.R.L.


                                              By:   /s/ Marie-Pierre Merle-Beral

                                              Its:  Chief Executive Officer

                                              Date: March 29, 2003

         Accepted and Agreed

         US Airways Group, Inc.

         By:   /s/ Jeffery A. McDougle

         Its:  Vice President-Finance and Treasurer

         Date: March 29, 2003

                                      3/3